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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


            DATE OF REPORT (DATE OF EARLIEST REPORTED) MARCH 1, 2002

                              TDT DEVELOPMENT, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                         333-54822                  22-3763835
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission               (IRS Employer
   of incorporation)                  File Number)           Identification No.)

         140 De Liege O.
      Montreal, Quebec, Canada                                H2P 1H2
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(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:     (866) 827-8836
                                                    -----------------------

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 8. CHANGE IN FISCAL YEAR

         On March 1, 2002, the Board of Directors of TDT Development, Inc. ("TDT" or the "Company") approved a change of the Company's fiscal year to December 31 from October 31, effective March 1, 2002, and directed that a Form 10-Q/T report be filed by April 15, 2002 with the Securities and Exchange Commission for the two month period ended December 31, 2001.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 5, 2002                      TDT Development, Inc.
                                             (Registrant)



                                         By: /s/ Pietro Bortolatti
                                            ------------------------------------
                                            Pietro Bortolatti, President,
                                            Chief Executive Officer and Chairman